SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 29, 2008 (February 29, 2008)

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 29, 2008, Par Pharmaceutical Companies, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2007 and the filing of its annual report on Form 10-K for the year ended December 31, 2007. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In preparing its consolidated financial statements for year ended December 31, 2007, the Company identified accounting errors related to its discontinued operations reported in the Company’s 2006 and 2005 financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2006 and filed on September 6, 2007. Management determined that the benefit for income taxes on discontinued operations for the year ended December 31, 2005 was overstated because the Company did not properly determine the income tax benefits from discontinued operations.  This error resulted in the understatement of the Company’s net loss for 2005 by the same amount.  Management also determined that the 2006 provision for income taxes from discontinued operations did not consider the impact of interest expense.    After discussing the matter with Deloitte & Touche LLP, the Audit Committee of the Board of Directors, and the Company determined, on February 29, 2008, to revise the Company’s accounting for taxes related to “Discontinued operations” for fiscal years 2005 and 2006 as a result of the disposition.  Accordingly, the consolidated financial statements included in the Company’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2005 and 2006 and the accompanying report of the independent registered public accounting firm, and in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters of 2005 and 2006 should no longer be relied upon, and investors should instead rely on the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 29, 2008

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  February 29, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey_______________________

Thomas J. Haughey, Executive Vice President

and General Counsel

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 29, 2008

Exhibit 99.1